Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 6/1/09 — 6/30/09
MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.
Submit copy of report to any official committee appointed in the case.

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	7/21/09

Signature of Authorized Individual*	Date

Kevin McCarthy	CEO

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 6/1/09 — 6/30/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the “CURRENT MONTH — ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$2,810,904.23				$2,810,904.23		$3,637,884.57

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)[1]	$123,197.34				$123,197.34		$348,712.40
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS	$123,197.34				$123,197.34		$348,712.40

DISBURSEMENTS
NET PAYROLL	$33,450.30				$33,450.30		$243,295.98
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE							$280,164.00
SELLING	$52,379.90				$52,379.90		$360,560.64
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES	$143,529.24				$143,529.24		$392,310.21
U.S. TRUSTEE QUARTERLY FEES							$5,524.01
COURT COSTS
TOTAL DISBURSEMENTS	$229,359.44				$229,359.44		$1,281,854.84

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(106,162.10)				$(106,162.10)		$(933,142.44)

CASH — END OF MONTH	$2,704,742.13				$2,704,742.13		$2,704,742.13

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

[1] Insurance policy refunds from cancellation	$109,839.00
Bank of NY Refund (Registrar and Transfer Agent)	$13,358.34

$123,197.34
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$229,359.44
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$229,359.44

Account ******9146
Account Name PFF Bancorp, Inc.
Reconciliation As of Date 6/30/09

Balance per Bank		$2,985,073.08

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount
1027	$183,899.00
1028	$96,265.00
1066	$120.51

Total		$(280,284.51)
Other (List)
ADP service charge on books not on bank		$(46.44)

Balance per Books		$2,704,742.13

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 6/1/09 — 6/30/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Blank Rome LLP	12/19/08 – 1/31/09	$59,707.80	PFF Bancorp	1070	6/23/09	$46,294.00	$1,840.30	$46,294.00	$1,840.30
JH Cohn, LLP	12/22/08 – 1/31/09	$28,965.10	PFF Bancorp	1071	6/23/09	$23,058.40	$142.10	$23,058.40	$142.10
JH Cohn, LLP	2/1/09 – 2/28/09	$24,256.00	PFF Bancorp	1072	6/23/09	$19,384.00	$168.10	$42,442.40	$168.10
JH Cohn, LLP	3/1/09 – 3/31/09	$65,237.04	PFF Bancorp	1073	6/23/09	$49,810.40	$2,974.04	$92,252.80	$3,142.14
FORM MOR-1b
(04/07)

Bank of America LOGO
Account Number ******9146
CUSTOMER CONNECTION	01 01 152 01 M0000 E# 19
BANK OF AMERICA, N.A.	Last Statement: 05/29/2009
DALLAS, TEXAS 75283-2406	This Statement: 06/30/2009

Customer Service 1-800-342-7722
PFF BANCORP, INC.
DEBTOR IN POSSESSION 08-13127 — KJC
OPERATING ACCOUNT	Page 1 of 3
1490 N CLAREMONT BLVD. SUITE 100
CLAREMONT CA 91711	Bankruptcy Case Number: 0813127KJC
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	05/30/2009 – 06/30/2009	Statement Beginning Balance	3,111,635.29
Number of Deposits/Credits	2	Amount of Deposits/Credits	123,197.34
Number of Checks	19	Amount of Checks	236,186.36
Number of Other Debits	5	Amount of Other Debits	13,573.19
		Statement Ending Balance	2,985,073.08
Number of Enclosures	19
		Service Charge	22.99
Deposits and Credits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
06/09		109,839.00	CA BANKING CENTER DEPOSIT	2353054609__6_
06/15		13,358.34	CA BANKING CENTER DEPOSIT	2786063600111_
Withdrawals and Debits
Checks

Check		Date	Bank	Check			Date	Bank
Number	Amount	Posted	Reference	Number		Amount	Posted	Reference
1056	5,799.64	06/01	8792613827	1069		5,695.72	06/30	7992353074
1057	700.00	06/01	3130398059	1070		48,134.30	06/29	7492162775
1058	100.00	06/01	3130397934	1071		23,200.50	06/29	2692930778
1061*	4,225.00	06/01	6692020734	1072		19,410.00	06/29	2692930777
1062	7,560.00	06/02	1282096869	1073		52,784.44	06/29	2692930776
1063	7,747.80	06/15	9892291380	1074		7,560.00	06/30	2182307427
1064	7,560.00	06/09	1082220611	10013	*	9,695.98	06/01	8792722522
1065	7,560.00	06/15	1282929320	10014		10,297.00	06/15	9892548637
1067*	900.00	06/23	1082407619	10015		9,695.98	06/29	8892766543
1068	7,560.00	06/22	2182791598
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
06/03		46.44	ADP PAYROLL FEES DES:ADP — FEES ID:13Z8V 6252064 INDN:PFF BANCORP INC CO ID: 9659605001 CCD	5300612745
06/11		6,992.72	ADP TX/FINCL SVC DES:ADP — TAX ID:E2Z8V 061223A01 INDN:PFF BANCORP INC CO ID:1223006057 CCD	6100408872
06/17		46.44	ADP PAYROLL FEES DES:ADP — FEES ID:13Z8V 6780442 INDN:PFF BANCORP INC CO ID: 9659605001 CCD	6700940951
06/25		6464.60	ADP TX/FINCL SVC DES ADP — TAX ID E2Z8V 062625A01 INDN:PFF BANCORP INC CO ID: 1223006057 CCD	7500546199
06/30		22.99	FDIC ASSESSMENT

*	The preceding check(s) is still outstanding or has been included in a previous statement.

CUSTOMER CONNECTION	Account Number ******9146
BANK OF AMERICA, N.A.	01 01 152 01 M0000 E# 19
DALLAS, TEXAS 75283-2406	Last Statement: 05/29/2009
This Statement: 06/30/2009

Customer Service 1-800-342-7722
PFF BANCORP, INC.
Page 2 of 3

Bankruptcy Case Number: 0813127KJC
CUSTOMER CONNECTION ECONOMY CHECKING
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
05/29	3,111,635.29	3,111,635.29	06/17	3,166,501.61	3,153,143.27
06/01	3,091,114.67	3,091,114.67	06/18	3,166,501.61	3,165,700.11
06/02	3,083,554.67	3,083,554.67	06/19	3,166,501.61	3,166,501.61
06/03	3,083,508.23	3,083,508.23	06/22	3,158,941.61	3,158,941.61
06/09	3,185,787.23	3,075,948.23	06/23	3,158,041.61	3,158,041.61
06/11	3,178,794.51	3,172,204.17	06/25	3,151,577.01	3,151,577.01
06/12	3,178,794.51	3,178,794.51	06/29	2,998,351.79	2,998,351.79
06/15	3,166,548.05	3,153,189.71	06/30	2,985,073.08	2,985,073.08

PFF Bancorp, Inc.
Transaction Detail by Account
June 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
06/01/2009	General Journal	103			-SPLIT-	-7,560.00	-7,560.00
06/02/2009	General Journal	104			-SPLIT-	-7,747.80	-15,307.80
06/09/2009	General Journal	107			-SPLIT-	-7,560.00	-22,867.80
06/09/2009	General Journal	109			-SPLIT-	-17,336.16	-40,203.96
06/09/2009	General Journal	108			-SPLIT-	109,839.00	69,635.04
06/15/2009	General Journal	110			-SPLIT-	-7,560.00	62,075.04
06/15/2009	General Journal	111			-SPLIT-	-120.51	61,954.53
06/15/2009	General Journal	112			-SPLIT-	13,358.34	75,312.87
06/22/2009	General Journal	113			-SPLIT-	-900.00	74,412.87
06/22/2009	General Journal	114			-SPLIT-	-7,560.00	66,852.87
06/22/2009	General Journal	116			-SPLIT-	-5,695.72	61,157.15
06/23/2009	General Journal	117			-SPLIT-	-23,200.50	37,956.65
06/23/2009	General Journal	119			-SPLIT-	-52,784.44	-14,827.79
06/23/2009	General Journal	118			-SPLIT-	-19,410.00	-34,237.79
06/23/2009	General Journal	120			-SPLIT-	-48,134.30	-82,372.09
06/26/2009	General Journal	115			-SPLIT-	-16,207.02	-98,579.11
06/29/2009	General Journal	121			-SPLIT-	-7,560.00	-106,139.11
06/30/2009	General Journal	126			-SPLIT-	-22.99	-106,162.10

Total for B of A Checking						$-106,162.10
Bank Charges
06/30/2009	General Journal	126			-SPLIT-	22.99	22.99

Total for Bank Charges						$22.99
Blank Rome — Expenses
06/23/2009	General Journal	120			-SPLIT-	1,840.30	1,840.30

Total for Blank Rome — Expenses						$1,840.30
Blank Rome — Fees
06/23/2009	General Journal	120			-SPLIT-	46,294.00	46,294.00

Total for Blank Rome — Fees						$46,294.00
Contractor — Talbott
06/01/2009	General Journal	103			-SPLIT-	7,560.00	7,560.00
06/09/2009	General Journal	107			-SPLIT-	7,560.00	15,120.00
06/15/2009	General Journal	110				7,560.00	22,680.00
06/22/2009	General Journal	114			-SPLIT-	7,560.00	30,240.00
06/29/2009	General Journal	121			-SPLIT-	7,560.00	37,800.00

Total for Contractor — Talbott						$37,800.00
JH Cohn — Expenses
06/23/2009	General Journal	117			-SPLIT-	142.10	142.10
06/23/2009	General Journal	119			-SPLIT-	2,974.04	3,116.14
06/23/2009	General Journal	118			-SPLIT-	26.00	3,142.14

Total for JH Cohn — Expenses						$3,142.14
JH Cohn — Fees
06/23/2009	General Journal	117			-SPLIT-	23,058.40	23,058.40
06/23/2009	General Journal	119			-SPLIT-	49,810.40	72,868.80
06/23/2009	General Journal	118			-SPLIT-	19,384.00	92,252.80

Total for JH Cohn — Fees						$92,252.80
Kurtzman Carson

Journal Entry	Entry #: 103
Date: 06/01/2009

Account	Debit	Credit

Contractor — Talbott	7560.00
B of A Checking		7560.00

Totals	7560.00	7560.00
Memo: 6/1 — 6/5

Journal Entry	Entry #: 104
Date: 06/02/2009

Account	Debit	Credit

Kurtzman Carson	7747.80
B of A Checking		7747.80

Totals	7747.80	7747.80
Memo: 5/22 Invoice

Journal Entry	Entry #: 107
Date: 06/09/2009

Account	Debit	Credit

Contractor — Talbott	7560.00
B of A Checking		7560.00

Totals	7560.00	7560.00
Memo: 6/8 — 12

Journal Entry	Entry #: 109
Date: 06/09/2009

Account	Debit	Credit

Payroll	10297.00
Payroll	6992.75
Office Expenses	46.44
B of A Checking		17336.16

Totals	17336.16	17336.16
Memo: Period ended 6/6/09 pay date 6/12

Journal Entry	Entry #: 108
Date: 06/09/2009

Account	Debit	Credit

B of A Checking	109839.00
Other Income		109839.00

Totals	109839.00	109839.00
Memo: Policy refunds upon cancellation

Journal Entry	Entry #: 110
Date: 06/15/2009

Account	Debit	Credit

Contractor — Talbott	7560.00
B of A Checking		7560.00

Totals	7560.00	7560.00
Memo: 6/15 — 19

Journal Entry	Entry #: 111
Date: 06/15/2009

Account	Debit	Credit

Supplies	120.51
B of A Checking		120.51

Totals	120.51	120.51
Memo: Postage and supplies

Journal Entry	Entry #: 112
Date: 06/15/2009

Account	Debit	Credit

B of A Checking	13358.34
Other Income		13358.34

Totals	13358.34	13358.34
Memo: BONY refund

Journal Entry	Entry #: 113
Date: 06/22/2009

Account	Debit	Credit

Legal & Professional Fees	900.00
B of A Checking		900.00

Totals	900.00	900.00
Memo: Green Point Financial Census preparation

Journal Entry	Entry #: 114
Date: 06/22/2009

Account	Debit	Credit

Contractor — Talbott	7560.00
B of A Checking		7560.00

Totals	7560.00	7560.00
Memo: 6/22 — 26

Journal Entry	Entry #: 116
Date: 06/22/2009

Account	Debit	Credit

Kurtzman Carson	5695.72
B of A Checking		5695.72

Totals	5695.72	5695.72
Memo: Services 5/1 — 5/31

Journal Entry	Entry #: 117
Date: 06/23/2009

Account	Debit	Credit

JH Cohn — Fees	23058.40
JH Cohn — Expenses	142.10
B of A Checking		23200.50

Totals	23200.50	23200.50
Memo: First Application 12/22/08 — 1/31/09

Journal Entry	Entry #: 118
Date: 06/23/2009

Account	Debit	Credit

JH Cohn — Fees	19384.00
JH Cohn — Expenses	26.00
B of A Checking		19410.00

Totals	19410.00	19410.00
Memo: Second Application 2/1 — 2/28/09

Journal Entry	Entry #: 120
Date: 06/23/2009

Account	Debit	Credit

Blank Rome — Fees	46294.00
Blank Rome — Expenses	1840.30
B of A Checking		48134.30

Totals	48134.30	48134.30
Memo: First application 12/19/08 — 1/31/09

Journal Entry	Entry #: 115
Date: 06/26/2009

Account	Debit	Credit

Payroll	9695.98
Payroll	6464.60
Office Expenses	46.44
B of A Checking		16207.02

Totals	16207.02	16207.02
Memo: Payroll period ended 6/20 pay date 6/26

Journal Entry	Entry #: 121
Date: 06/29/2009

Account	Debit	Credit

Contractor — Talbott	7560.00
B of A Checking		7560.00

Totals	7560.00	7560.00
Memo: 6/29 — 7/3

Journal Entry	Entry #: 126
Date: 06/30/2009

Account	Debit	Credit

Bank Charges	22.99
B of A Checking		22.99

Totals	22.99	22.99
Memo: June svc chg

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 6/1/09 — 6/30/09
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Cumulative Filing
	Month	to Date
	$ ATTACHED	$ ATTACHED
REVENUES
Gross Revenues
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes — Payroll
Taxes — Real Estate
Taxes — Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Reorganization Items
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

PFF Bancorp, Inc.
Profit & Loss
June 2009

Total
Income
Total Income
Expenses
Bank Charges	22.99
Blank Rome — Expenses	1,840.30
Blank Rome — Fees	46,294.00
Contractor — Talbott	37,800.00
JH Cohn — Expenses	3,142.14
JH Cohn — Fees	92,252.80
Kurtzman Carson	13,443.52
Legal & Professional Fees	900.00
Office Expenses	92.88
Payroll	33,450.30
Supplies	120.51

Total Expenses	$229,359.44

Net Operating Income	$-229,359.44
Other Income
Other Income	123,197.34

Total Other Income	$123,197.34

Net Other Income	$123,197.34

Net Income	$-106,162.10

PFF Bancorp, Inc.
Profit & Loss
December 5, 2008 — June 30, 2009

Total
Income
Refunds-Allowances	10,000.00
Workers Comp Experience Refund	10,563.00

Total Income	$20,563.00
Expenses
Accrued Expenses	0.00
Bank Charges	317.03
Blank Rome — Expenses	1,840.30
Blank Rome — Fees	46,294.00
Contractor — Talbott	226,800.00
Interest Expense	0.99
JH Cohn — Expenses	3,142.14
JH Cohn — Fees	92,252.80
Kurtzman Carson	91,929.23
Legal & Professional Fees	199,365.25
Office Expenses	15,401.43
Payroll	243,156.66
PHJW Expenses	5,703.37
PHJW Fees	243,077.60
Postage	182.78
Progressive Reimb	-202,416.95
Supplies	330.36
Taxes & Licenses	1,323.23
Travel	8,067.67
US Trustee	5,524.01

Total Expenses	$982,291.90

Net Operating Income	$-961,728.90
Other Income
Other Income	125,750.46

Total Other Income	$125,750.46
Other Expenses
Miscellaneous	2,000.00

Total Other Expenses	$2,000.00

Net Other Income	$123,750.46

Net Income	$-837,978.44

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 6/1/09 — 6/30/09
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
	ATTACHED	ATTACHED
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$	$

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases — Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES	$	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings — Pre-Petition
Retained Earnings — Postpetition
Adjustments to Owner Equity (attach schedule)
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS EQUITY	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

PFF Bancorp, Inc.
Balance Sheet
As of June 30, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	2,704,742.13
Checking	0.00
Citigroup Margin	700,000.00
M&I Bank Account	1,000,000.00
Paine Webber Business Svcs.	0.00
Trust Inv A/C	0.00

Total Bank Accounts	$4,404,742.13

Total Current Assets	$4,404,742.13
Other Assets
Accrued Interest	5,666.00
Accum Comp Gain/Loss 1	136,845.00
Accum Comp Gain/Loss 2	-3,531,160.00
Capital SERP PFF	-377,518.00
Capital Stock Investment	132,500,000.00
Common Stock Dist. Def. Comp	1,389,015.00
Common Stock Dist. SERP	641,438.00
Deferred Costs — JR SUB	91,654.00
Interest Receivable	82,351.00
Investment in PFF Real Estate Svcs.	55,000.00
Investment in Trust I	928,000.00
Investment in Trust II	774,000.00
Investment in Trust III	928,000.00
Investment with Subsidiaries	1,307,442.00
Net Income/Loss	259,760,693.00
Net Income/Loss — DBS	16,886,374.00
Net Income/Loss — GIA	730,807.00
Net Income/Loss — PFF RESI	-29,275.00
Net Income/Loss DBS correction	-33,772,748.00
PFF B&T Cash Dividend	-249,743,000.00
PFF FAS 115	1,228,035.00
Prepaid Expenses	129,704.78
Prepaid OTS Assessment	6,357.00
Progressive — Tail	183,899.00
Stock Options Granted	24,911,967.00
Travellers Tail	96,265.00
US Treasury Bonds — HTM	1,000,000.00
US Treasury Bonds — UNAM	953.00
US Treasury Bonds Mkt Value	13,329.00
Valuation Allowance	-1,500,413.00

Total Other Assets	$154,833,680.78

TOTAL ASSETS	$159,238,422.91

Total
LIABILITIES AND EQUITY
Liabilities
Current Liabilities
Other Current Liabilities
Accrued Expenses Payable	0.00

Total Other Current Liabilities	$0.00

Total Current Liabilities	$0.00
Long Term Liabilities
Accrued Tax Fees	6,311.00
Deferred FIT	-128,004.00
Deferred SIT	-1,378,007.00
FAS 115 FIT	4,132.00
FAS 115 SIT	1,466.00
Intercompany Payable	15.00
Interest Payable — JR SUB Debt	2,743,922.00
Interest Payable — M&I	-106,985.00
Interest Payable — Other Notes	-304,034.00
Interest Payable — Secured Borrowings	80,821.00
Interest Payable — Swap Fixed	452,506.00
Interest Payable — Swap Variable	-364,583.00
JR SUB Debt I	30,928,000.00
JR SUB Debt II	25,774,000.00
JR SUB Debt III	30,928,000.00
JR SUB Debt MTM	779,740.00
Notes Payable — DBS	-19,280,093.00
Notes Payable M&I	44,000,000.00
Other Accrued Liabilities	2,806,000.00
Secured Borrowings	486,849.00

Total Long Term Liabilities	$117,430,056.00

Total Liabilities	$117,430,056.00
Equity
APIC Equity Incentive Plan	5,565,899.00
APIC ESOP	28,709,074.00
APIC Preferred Stock	6,990,000.00
APIC Retained Earnings	-53,645,740.00
APIC SERP	-377,518.00
APIC Stock Options Granted	24,901,591.00
APIC Treasury	-113,220,689.00
APIC Valuation Def Tax	10,376.00
Common Stock	224,811.00
Common Stock Aquired	-86,371.00
Common Stock Dist Def Comp	1,389,015.00
Common Stock Dist SERP	641,438.00
Dividends	81,713,632.00
ISO Stock Options FAS 123R	326,562.00
NQ Stock Options FAS 123R	700,675.00
Opening Balance Equity	-163,427,263.00
Other Comprehensive Earnings	-2,152,951.00
Paid-In Capital or Surplus	224,451,453.00
Preferred Stock	10,000.00
Retained Earnings	-75,213.90
Net Income	-840,413.19

Total Equity	$41,808,366.91

TOTAL LIABILITIES AND EQUITY	$159,238,422.91

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 6/1/09 — 6/30/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

Amount
	Beginning Tax	Withheld or			Check No.	Ending Tax
Federal	Liability	Accrued	Amount Paid	Date Paid	__T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local	NONE					NONE
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Rent/Leases-Equipment						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other:						NONE
Other:						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re: PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: June 1, 2009 — June 30, 2009
Explanation
Listing of Aged Accounts Payable
The Debtor had no aged accounts payable during the reporting period.

In re	PFF Bancorp, Inc.
Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
NONE
Accounts Receivable Aging	NONE
0 - 30 days old	NONE
31 - 60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 6/1/09 — 6/30/09
MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.
Submit copy of report to any official committee appointed in the case.

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor Date	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy Signature of Authorized Individual*	7/21/09 Date

Kevin McCarthy Printed Name of Authorized Individual	CEO Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 6/1/09 — 6/30/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the “CURRENT MONTH — ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$1,412,286.21				$1,412,286.21		$1,186,035.00

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS							$227,179.23
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS							$227,179.23

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$35.87				$35.87		$214.31
SELLING
OTHER (ATTACH LIST)							$99.34

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES							$650.24
COURT COSTS
TOTAL DISBURSEMENTS	$35.87				$35.87		$963.89

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(35.87)				$(35.87)		$226,215.34

CASH — END OF MONTH	$1,412,250.34				$1,412,250.34		$1,412,250.34

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$35.87
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$35.87

Account ******9188
Account Name Diversified Builder Services, Inc.
Reconciliation As of Date 6/30/09

Balance per Bank		$1,412,275.34

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount
1004	$25.00

Total		$(25.00)
Other (List)

Balance per Books		$1,412,250.34

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 6/1/09 — 6/30/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE
FORM MOR-1b
(04/07)

Bank of America LOGO	Account Number ******9188
01 01 152 01 M0000 E# 1
CUSTOMER CONNECTION	Last Statement: 05/29/2009
BANK OF AMERICA, N.A.	This Statement: 06/30/2009
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
DIVERSIFIED BUILDER SERVICES, INC.
DEBTOR IN POSSESSION 08-13129
OPERATING ACCOUNT
1490 N CLAREMONT BLVD.	Page 1 of 2
CLAREMONT CA 91711
Bankruptcy Case Number: 0813129
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	05/30/2009 – 06/30/2009	Statement Beginning Balance	1,412,286.45
Number of Deposits/Credits	0	Amount of Deposits/Credits	.00
Number of Checks	1	Amount of Checks	.24
Number of Other Debits	1	Amount of Other Debits	10.87
		Statement Ending Balance	1,412,275.34
Number of Enclosures	1
		Service Charge	10.87
Withdrawals and Debits
Checks

Check		Date	Bank	Check		Date	Bank
Number	Amount	Posted	Reference	Number	Amount	Posted	Reference
1003	.24	06/01	6692020735
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
06/30		10.87	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
05/29	1,412,286.45	1,412,286.45	06/30	1,412,275.34	1,412,275.34
06/01	1,412,286.21	1,412,286.21

Diversified Builder Services, Inc.
Transaction Detail by Account
June 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
06/01/2009	General Journal	12			-SPLIT-	-25.00	-25.00
06/30/2009	General Journal	17			-SPLIT-	-10.87	-35.87

Total for B of A Checking						$-35.87
Bank Charges
06/30/2009	General Journal	17			-SPLIT-	10.87	10.87

Total for Bank Charges						$10.87
Tax & Licenses
06/01/2009	General Journal	12			-SPLIT-	25.00	25.00

Total for Tax & Licenses						$25.00

Journal Entry	Entry #: 12
Date: 06/01/2009

Account	Debit	Credit

Tax & Licenses	25.00
B of A Checking		25.00

Totals	25.00	25.00
Memo: Stmt of Information Filing Fee

Journal Entry	Entry #: 17
Date: 06/30/2009

Account	Debit	Credit

Bank Charges	10.87
B of A Checking		10.87

Totals	10.87	10.87
Memo: June B of A

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 6/1/09 — 6/30/09
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Cumulative Filing
	Month	to Date
	$ ATTACHED	$ ATTACHED
REVENUES
Gross Revenues
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes — Payroll
Taxes — Real Estate
Taxes — Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Reorganization Items
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Diversified Builder Services, Inc.
Profit & Loss
June 2009

Total
Income
Total Income
Expenses
Bank Charges	10.87
Taxes & Licenses	25.00

Total Expenses	$35.87

Net Operating Income	$-35.87

Net Income	$-35.87

Diversified Builder Services, Inc.
Profit & Loss
December 5, 2008 — June 30, 2009

Total
Income
Lafferty Tax Refunds	227,179.23

Total Income	$227,179.23
Expenses
Bank Charges	189.31
Tax & Licenses	25.00
U.S. Trustee	650.24

Total Expenses	$864.55

Net Operating Income	$226,314.68
Other Income
Other Income	-99.34

Total Other Income	$-99.34

Net Other Income	$-99.34

Net Income	$226,215.34

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 6/1/09 — 6/30/09
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
	ATTACHED	ATTACHED
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$	$

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases — Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES	$	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings — Pre-Petition
Retained Earnings — Postpetition
Adjustments to Owner Equity (attach schedule)
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS EQUITY	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Diversified Builder Services, Inc.
Balance Sheet
As of June 30, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	1,412,250.34
PFF Checking	0.00
PFF Checking — 10102	0.00

Total Bank Accounts	$1,412,250.34

Total Current Assets	$1,412,250.34
Other Assets
100% Loan Loss — Comm Loans — MI	-300,000.00
Accounts Receivable	288,500.00
Commercial LOC — MI	7,800,000.00
Commercial LOC Contra Asset — CLS	-1,050.00
Def Income — Comm Non Accr	-217,552.00
Partial Charge-Offs Comm. Unsecured	-5,729,081.00
Property & Equipment	7,489.00
Val Allow — FIT Deferred Taxes	1,951,021.00
Val Allow — SIT Deferred Taxes	-6,886,601.00

Total Other Assets	$-3,087,274.00

TOTAL ASSETS	$-1,675,023.66

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
Accrued Interest — Notes Payable	304,034.00
DBS Insurance Payable	160.00
Deferred Fed Income Taxes	1,951,021.00
Deferred Income	288,500.00
Deferred State Inc Taxes	-6,886,601.00
Intercompany Payable	6.00
Notes Payable	19,280,093.00

Total Long Term Liabilities	$14,937,213.00

Total Liabilities	$14,937,213.00
Equity
APIC	28,000,000.00
APIC — Retained Earnings	-44,838,453.00
Opening Balance Equity	1.00
Retained Earnings
Net Income	226,215.34

Total Equity	$-16,612,236.66

TOTAL LIABILITIES AND EQUITY	$-1,675,023.66

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 6/1/09 — 6/30/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local	NONE					NONE
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other:						NONE
Other:						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re: Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: June 1, 2009 — June 30, 2009
Explanation
Listing of Aged Accounts Payable
The Debtor had no aged accounts payable during the reporting period.

In re	Diversified Builder Services, Inc.
Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$7,800,000.00
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period	$7,800,000.00
Accounts Receivable Aging
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old	$7,800,000.00
Total Accounts Receivable	$7,800,000.00
Amount considered uncollectible (Bad Debt)	$5,729,081.00
Accounts Receivable (Net)	$2,070,919.00
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 6/1/09 — 6/30/09
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.
Submit copy of report to any official committee appointed in the case.

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy Signature of Authorized Individual*	7/21/09 Date

Kevin McCarthy Printed Name of Authorized Individual	CEO Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 6/1/09 — 6/30/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the “CURRENT MONTH — ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$64,867.42				$64,867.42		$44,046.24

RECEIPTS
CASH SALES	$7,896.57				$7,896.57		$29,196.12
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS							$307.22
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS	$7,896.57				$7,896.57		$29,503.24

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$25.56				$25.56		$160.91
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES							$650.24
COURT COSTS
TOTAL DISBURSEMENTS	$25.56				$25.56		$811.15

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$7,871.01				$7,871.01		$28,692.19

CASH — END OF MONTH	$72,738.43				$72,738.43		$72,738.43

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$25.56
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$25.56

Account ******8202
Account Name Glencrest Insurance Services, Inc.
Reconciliation As of Date 6/30/09

Balance per Bank		$72,763.43

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount
1004	$25.00

Total		$(25.00)
Other (List)

Balance per Books		$72,738.43

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 6/1/09 — 6/30/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE
FORM MOR-1b
(04/07)

Bank of America LOGO	Account Number ******8202 01 01 152 01 M0000 E# 1
CUSTOMER CONNECTION	Last Statement: 05/29/2009
BANK OF AMERICA, N.A.	This Statement: 06/30/2009
DALLAS, TEXAS 75283-2406
Customer Service 1-800-342-7722
GLENCREST INSURANCE SERVICES, INC.
DEBTOR IN POSSESSION 08-13131
1490 N CLAREMONT BLVD, SUITE 100	Page 1 of 2
CLAREMONT CA 91711
Bankruptcy Case Number: 0813131
CUSTOMER CONNECTION ECONOMY CHECKING

Account Summary Information

Statement Period	05/30/2009 – 06/30/2009	Statement Beginning Balance	64,867.66
Number of Deposits/Credits	5	Amount of Deposits/Credits	7,896.57
Number of Checks	1	Amount of Checks	.24
Number of Other Debits	1	Amount of Other Debits	.56
		Statement Ending Balance	72,763.43
Number of Enclosures	1
		Service Charge	.56
Deposits and Credits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
06/02		28.17	CA BANKING CENTER DEPOSIT	27860646013_
06/09		5,114.56	CA BANKING CENTER DEPOSIT	23530546094_
06/15		726.87	CA BANKING CENTER DEPOSIT	27860636001_
06/22		184.24	CA BANKING CENTER DEPOSIT	25400536099_
06/30		1,842.73	CA BANKING CENTER DEPOSIT	25400536038_
Withdrawals and Debits
Checks

Check		Date	Bank	Check		Date	Bank
Number	Amount	Posted	Reference	Number	Amount	Posted	Reference
1003	.24	06/01	6692020711
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
06/30		.56	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
05/29	64,867.66	64,867.66	06/15	70,737.02	70,010.15
06/01	64,867.42	64,867.42	06/18	70,737.02	70,693.41
06/02	64,895.59	64,867.42	06/19	70,737.02	70,737.02
06/05	64,895.59	64,893.90	06/22	70,921.26	70,737.02
06/08	64,895.59	64,895.59	06/25	70,921.26	70,910.21
06/09	70,010.15	64,895.59	06/26	70,921.26	70,921.26
06/12	70,010.15	69,703.29	06/30	72,763.43	70,920.70

Glencrest Insurance Services, Inc.
Transaction Detail by Account
June 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
06/02/2009	General Journal	40			-SPLIT-	28.17	28.17
06/09/2009	General Journal	41			-SPLIT-	5,114.56	5,142.73
06/15/2009	General Journal	43			-SPLIT-	726.87	5,869.60
06/16/2009	General Journal	44			-SPLIT-	-25.00	5,844.60
06/22/2009	General Journal	45			-SPLIT-	184.24	6,028.84
06/30/2009	General Journal	46			-SPLIT-	1,842.73	7,871.57
06/30/2009	General Journal	48			-SPLIT-	-0.56	7,871.01

Total for B of A Checking						$7,871.01
Fees Billed
06/02/2009	General Journal	40			-SPLIT-	28.17	28.17
06/09/2009	General Journal	41			-SPLIT-	5,114.56	5,142.73
06/15/2009	General Journal	43			-SPLIT-	726.87	5,869.60
06/22/2009	General Journal	45			-SPLIT-	184.24	6,053.84
06/30/2009	General Journal	46			-SPLIT-	1,842.73	7,896.57

Total for Fees Billed						$7,896.57
Bank Charges
06/30/2009	General Journal	48			-SPLIT-	0.56	0.56

Total for Bank Charges						$0.56
Taxes & Licenses
06/16/2009	General Journal	44			-SPLIT-	25.00	25.00

Total for Taxes & Licenses						$25.00

Journal Entry	Entry #: 40
Date: 06/02/2009

Account	Debit	Credit

B of A Checking	28.17
Fees Billed		28.17

Totals	28.17	28.17

Memo: Long Term Preferred Care

Journal Entry	Entry #: 41
Date: 06/09/2009

Account	Debit	Credit

B of A Checking	5114.56
Fees Billed		5114.56

Totals	5114.56	5114.56

Memo: Affinion $5,014.23 + MN Life $100.33

Journal Entry	Entry #: 43
Date: 06/15/2009

Account	Debit	Credit

B of A Checking	726.87
Fees Billed		726.87

Totals	726.87	726.87

Memo: Principal — $657.01 + Minnesota Life — $69.86

Journal Entry	Entry #: 44
Date: 06/16/2009

Account	Debit	Credit

Taxes & Licenses	25.00
B of A Checking		25.00

Totals	25.00	25.00
Memo: CA Sect’y of State annual filing fee

Journal Entry	Entry #: 45
Date: 06/22/2009

Account	Debit	Credit

B of A Checking	184.24
Fees Billed		184.24

Totals	184.24	184.24
Memo: Transamerica

Journal Entry	Entry #: 46
Date: 06/30/2009

Account	Debit	Credit

B of A Checking	1842.73
Fees Billed		1842.73

Totals	1842.73	1842.73
Memo: John Hancock

Journal Entry	Entry #: 48
Date: 06/30/2009

Account	Debit	Credit

Bank Charges	0.56
B of A Checking		0.56

Totals	0.56	0.56
Memo: B of A — June

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 6/1/09 — 6/30/09
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Cumulative Filing
	Month	to Date
	$ ATTACHED	$ ATTACHED
REVENUES
Gross Revenues
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes — Payroll
Taxes — Real Estate
Taxes — Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Reorganization Items
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Glencrest Insurance Services, Inc.
Profit & Loss
June 2009

Total
Income
Fees Billed	7,896.57

Total Income	$7,896.57
Expenses
Bank Charges	0.56
Taxes & Licenses	25.00

Total Expenses	$25.56

Net Operating Income	$7,871.01

Net Income	$7,871.01

Glencrest Insurance Services, Inc.
Profit & Loss
December 5, 2008 — June 30, 2009

Total
Income
Fees Billed	29,196.12

Total Income	$29,196.12
Expenses
Bank Charges	135.91
Taxes & Licenses	25.00
U.S. Trustee	650.24

Total Expenses	$811.15

Net Operating Income	$28,384.97
Other Income
Other Income	307.22

Total Other Income	$307.22

Net Other Income	$307.22

Net Income	$28,692.19

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 6/1/09 — 6/30/09
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
	ATTACHED	ATTACHED
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$	$

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases — Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES	$	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings — Pre-Petition
Retained Earnings — Postpetition
Adjustments to Owner Equity (attach schedule)
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS EQUITY	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Glencrest Insurance Services, Inc.
Balance Sheet
As of June 30, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	72,738.43
Operating Acct	0.00
PFF Checking	1.00

Total Bank Accounts	$72,738.43

Total Current Assets	$72,738.43
Other Assets
Prepaid Expenses and Other Assets	36,194.00
Property & Equipment	16,201.00

Total Other Assets	$52,395.00

TOTAL ASSETS	$125,133.43

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
Deferred Tax	36,194.00
Fees Payable	-322.00

Total Long Term Liabilities	$35,872.00

Total Liabilities	$35,872.00
Equity
APIC — R/E Dividends Paid	-5,440,000.00
APIC — Retained Earnings	5,480,569.00
Common Stock	20,000.00
Opening Balance Equity	0.24
Retained Earnings
Net Income	28,692.19

Total Equity	$89,261.43

TOTAL LIABILITIES AND EQUITY	$125,133.43

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 6/1/09 — 6/30/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

Amount
	Beginning Tax	Withheld or			Check No.	Ending Tax
Federal	Liability	Accrued	Amount Paid	Date Paid	__T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local	NONE					NONE
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Rent/Leases-Equipment						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other: ________________						NONE
Other: ________________						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re: Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: June 1, 2009 — June 30, 2009
Explanation
Listing of Aged Accounts Payable
The Debtor had no aged accounts payable during the reporting period.

In re	Glencrest Insurance Services, Inc.
Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
NONE
Accounts Receivable Aging	NONE
0 - 30 days old	NONE
31 - 60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 6/1/09 — 6/30/09
MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.
Submit copy of report to any official committee appointed in the case.

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	7/21/09
Signature of Authorized Individual*	Date

Kevin McCarthy	CEO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 6/1/09 — 6/30/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the “CURRENT MONTH — ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$87,491.44				$87,491.44		$31,278.00

RECEIPTS
CASH SALES	$5.67				$5.67		$407.02
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS	$12,450.00				$12,450.00		$23,977.00
OTHER (ATTACH LIST)[1]	$4,981.50				$4,981.50		$36,839.70
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS	$17,437.17				$17,437.17		$257,251.64

DISBURSEMENTS
NET PAYROLL							$27,609.67
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES	$5,162.00				$5,162.00		$121,126.68
INSURANCE
ADMINISTRATIVE	$8,139.56				$8,139.56		$42,421.00
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)							$4,445.00

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES							$1,300.24
COURT COSTS
TOTAL DISBURSEMENTS	$13,301.56				$13,301.56		$196,902.59

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$4,135.61				$4,135.61		$60,349.05

CASH — END OF MONTH	$91,627.05				$91,627.05		$91,627.05

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

[1] CA Financial Partners — May Fees	$341.44
Sub-Rent — Palm Desert	$3,939.33
Refund of prepaid utility charges	$700.73

4,981.50
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$4,135.61
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$4,135.61

Account ******9162
Account Name Glencrest Investment Advisors, Inc.
Reconciliation As of Date 6/30/09

Balance per Bank		$94,132.46

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount
1086	$25.00
1087	$2,480.41

Total		$(2,505.41)
Other (List)

Balance per Books		$91,627.05

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 6/1/09 — 6/30/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE
FORM MOR-1b
(04/07)

Bank of America LOGO	Account Number ******9162
01 01 152 01 M0000 E# 10
CUSTOMER CONNECTION	Last Statement: 05/29/2009
BANK OF AMERICA, N.A.	This Statement: 06/30/2009
DALLAS, TEXAS 75283-2406
Customer Service 1-800-342-7722
GLENCREST INVESTMENT ADVISORS, INC.
DEBTOR IN POSSESSION 08-13128
OPERATING ACCOUNT	Page 1 of 3
1490 N CLAREMONT BLVD, SUITE 100
CLAREMONT CA 91711	Bankruptcy Case Number: 0813128
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	05/30/2009 – 06/30/2009	Statement Beginning Balance	103,224.40
Number of Deposits/Credits	6	Amount of Deposits/Credits	17,437.17
Number of Checks	10	Amount of Checks	26,513.39
Number of Other Debits	2	Amount of Other Debits	15.72
		Statement Ending Balance	94,132.46
Number of Enclosures	10
		Service Charge	15.72
Deposits and Credits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
06/02		700.73	CA BANKING CENTER DEPOSIT	2786064601305
06/03		8,750.00	CA BANKING CENTER DEPOSIT	2353062604077
06/09		341.44	CA BANKING CENTER DEPOSIT	2353054609496
06/09		3,939.33	CA BANKING CENTER DEPOSIT	2353054609496
06/15		3,700.00	CA BANKING CENTER DEPOSIT	2786063600110
06/17		5.67	CREDIT 000375559162 006360011096 EFFECTIVE 061609	034800819
			Effective Date is 06/16/2009
Withdrawals and Debits
Checks

Check		Date	Bank	Check		Date	Bank
Number	Amount	Posted	Reference	Number	Amount	Posted	Reference
1076	650.24	06/01	6692020721	1081	830.15	06/11	7492513105
1077	15,025.78	06/03	7392221130	1082	2,269.71	06/15	8192504509
1078	70.00	06/08	6492538825	1083	1,728.87	06/18	8192022893
1079	5,162.00	06/24	7712755897	1084	49.52	06/25	6892181913
1080	45.00	06/15	6192554828	1085	682.12	06/18	7192763675
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
06/03		15.00	CHECK ORDER FEE	098200002
06/30		.72	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
05/29	103,224.40	103,224.40	06/08	96,914.11	96,914.11
06/01	102,574.16	102,574.16	06/09	101,194.88	96,914.11
06/02	103,274.89	102,574.16	06/10	101,194.88	100,617.09
06/03	96,984.11	87,533.38	06/11	100,364.73	100,023.29
06/04	96,984.11	95,758.38	06/12	100,364.73	100,344.25
06/05	96,984.11	96,942.07	06/15	101,750.02	98,050.02

Account Number ******9162
CUSTOMER CONNECTION	01 01 152 01 M0000 E# 10
BANK OF AMERICA, N.A.	Last Statement: 05/29/2009
DALLAS, TEXAS 75283-2406	This Statement: 06/30/2009

Customer Service 1-800-342-7722

GLENCREST INVESTMENT ADVISORS, INC.
Page 2 of 3

Bankruptcy Case Number: 0813128
CUSTOMER CONNECTION ECONOMY CHECKING
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
06/16	101,755.69	101,533.69	06/24	94,182.70	94,182.70
06/17	101,755.69	101,755.69	06/25	94,133.18	94,133.18
06/18	99,344.70	99,344.70	06/30	94,132.46	94,132.46

Glencrest Investment Advisors, Inc.
Transaction Detail by Account
June 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
06/01/2009	General Journal	136			-SPLIT-	-70.00	-70.00
06/02/2009	General Journal	137			-SPLIT-	700.73	630.73
06/03/2009	General Journal	138			-SPLIT-	8,750.00	9,380.73
06/04/2009	General Journal	139			-SPLIT-	-5,162.00	4,218.73
06/09/2009	General Journal	140			-SPLIT-	3,939.33	8,158.06
06/09/2009	General Journal	143			-SPLIT-	-830.15	7,327.91
06/09/2009	General Journal	144			-SPLIT-	-45.00	7,282.91
06/09/2009	General Journal	142			-SPLIT-	-2,269.71	5,013.20
06/09/2009	General Journal	141			-SPLIT-	341.44	5,354.64
06/10/2009	General Journal	145			-SPLIT-	-1,728.87	3,625.77
06/15/2009	General Journal	147			-SPLIT-	3,700.00	7,325.77
06/15/2009	General Journal	148			-SPLIT-	5.67	7,331.44
06/15/2009	General Journal	150			-SPLIT-	-682.12	6,649.32
06/15/2009	General Journal	149			-SPLIT-	-49.52	6,599.80
06/16/2009	General Journal	151			-SPLIT-	-25.00	6,574.80
06/16/2009	General Journal	168R			-SPLIT-	-5.67	6,569.13
06/16/2009	General Journal	168			-SPLIT-	5.67	6,574.80
06/30/2009	General Journal	152			-SPLIT-	-2,480.41	4,094.39
06/30/2009	General Journal	165			-SPLIT-	-15.72	4,078.67
06/30/2009	General Journal	169			-SPLIT-	56.94	4,135.61

Total for B of A Checking						$4,135.61
Prepaid Rent — Claremont
06/01/2009	General Journal	133			-SPLIT-	-15,025.78	-15,025.78
06/01/2009	General Journal	135			-SPLIT-	15,025.78	0.00

Total for Prepaid Rent — Claremont						$0.00
Prepaid Rent & CAM — Claremont
06/01/2009	General Journal	135			-SPLIT-	-15,025.78	-15,025.78

Total for Prepaid Rent & CAM — Claremont						$-15,025.78
CA Financial Ptnr Income
06/09/2009	General Journal	141			-SPLIT-	341.44	341.44

Total for CA Financial Ptnr Income						$341.44
Fees Billed
06/15/2009	General Journal	148			-SPLIT-	5.67	5.67

Total for Fees Billed						$5.67
Misc Asset Sales — Claremont
06/03/2009	General Journal	138			-SPLIT-	8,750.00	8,750.00
06/15/2009	General Journal	147			-SPLIT-	3,700.00	12,450.00

Total for Misc Asset Sales — Claremont						$12,450.00
Rental Income Palm Desert
06/09/2009	General Journal	140			-SPLIT-	3,939.39	3,939.39

Total for Rental Income Palm Desert						$3,939.39
Bank Charges
06/30/2009	General Journal	165			-SPLIT-	15.72	15.72

Total for Bank Charges						$15.72
I 365 Data Storage
06/09/2009	General Journal	142			-SPLIT-	2,269.71	2,269.71

Journal Entry	Entry #: 136
Date: 06/01/2009

Account	Debit	Credit

Office Expenses	70.00
B of A Checking		70.00

Totals	70.00	70.00
Memo: Alarm monitoring — Claremont

Journal Entry	Entry #: 137
Date: 06/02/2009

Account	Debit	Credit

B of A Checking	700.73
Utilities — Siemens		700.73

Totals	700.73	700.73
Memo: Refund of prepaid charges

Journal Entry	Entry #: 138
Date: 06/03/2009

Account	Debit	Credit

B of A Checking	8750.00
Misc Asset Sales — Claremont		8750.00

Totals	8750.00	8750.00
Memo: 4 oil paintings + watercolor

Journal Entry	Entry #: 139
Date: 06/04/2009

Account	Debit	Credit

Rent — Palm Desert	5162.00
B of A Checking		5162.00

Totals	5162.00	5162.00
Memo: June rent

Journal Entry	Entry #: 140
Date: 06/09/2009

Account	Debit	Credit

B of A Checking	3939.33
Rental Income Palm Desert		3939.33

Totals	3939.33	3939.33
Memo: May rent

Journal Entry	Entry #: 143
Date: 06/09/2009

Account	Debit	Credit

Utilities — SCE	830.15
B of A Checking		830.15

Totals	830.15	830.15
Memo: 5/4 — 6/3/09

Journal Entry	Entry #: 144
Date: 06/09/2009

Account	Debit	Credit

Office Expenses	45.00
B of A Checking		45.00

Totals	45.00	45.00
Memo: Cintas service minimum

Journal Entry	Entry #: 142
Date: 06/09/2009

Account	Debit	Credit

I 365 Data Storage	2269.71
B of A Checking		2269.71

Totals	2269.71	2269.71
Memo: May data storage

Journal Entry	Entry #: 141
Date: 06/09/2009

Account	Debit	Credit

B of A Checking	341.44
CA Financial Ptnr Income		341.44

Totals	341.44	341.44
Memo: May

Journal Entry	Entry #: 145
Date: 06/10/2009

Account	Debit	Credit

I 365 Data Storage	1728.87
B of A Checking		1728.87

Totals	1728.87	1728.87
Memo: Data storage 12/6 — 31/08

Journal Entry	Entry #: 147
Date: 06/15/2009

Account	Debit	Credit

B of A Checking	3700.00
Misc Asset Sales — Claremont		3700.00

Totals	3700.00	3700.00
Memo: V-Tek — sale of servers

Journal Entry	Entry #: 148
Date: 06/15/2009

Account	Debit	Credit

B of A Checking	5.67
Fees Billed		5.67

Totals	5.67	5.67
Memo: 1st Mercantile

Journal Entry	Entry #: 150
Date: 06/15/2009

Account	Debit	Credit

Utilities — Phone and Data	682.12
B of A Checking		682.12

Totals	682.12	682.12
Memo: Verizon voice 5/16 — 6/16

Journal Entry	Entry #: 149
Date: 06/15/2009

Account	Debit	Credit

Utilities — Gas Co	49.52
B of A Checking		49.52

Totals	49.52	49.52
Memo: 5/4 — 6/3

Journal Entry	Entry #: 151
Date: 06/16/2009

Account	Debit	Credit

Tax & Licenses	25.00
B of A Checking		25.00

Totals	25.00	25.00
Memo: CA Sect’y of State annual filing fee

Journal Entry	Entry #: 152
Date: 06/30/2009

Account	Debit	Credit

Taxes & Licenses	2480.41
B of A Checking		2480.41

Totals	2480.41	2480.41
Memo: LA Co personal property tax 7/1/09 — 6/30/10

Journal Entry	Entry #: 165
Date: 06/30/2009

Account	Debit	Credit

Bank Charges	15.72
B of A Checking		15.72

Totals	15.72	15.72
Memo: June B of A

Journal Entry	Entry #: 168
Date: 06/16/2009

Account	Debit	Credit

B of A Checking	5.67
Other Income		5.67

Totals	5.67	5.67
Memo: Credit to B of A

Journal Entry	Entry #: 168R
Date: 06/16/2009

Account	Debit	Credit

B of A Checking		5.67
Other Income	5.67

Totals	5.67	5.67
Memo: Reverse of JE 168 — Credit to B of A

Journal Entry	Entry #: 169
Date: 06/30/2009

Account	Debit	Credit

B of A Checking	56.94
Other General and Admin Expenses		56.94

Totals	56.94	56.94
Memo: Reverse ADP charge from May

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 6/1/09 — 6/30/09
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Cumulative Filing
	Month	to Date
	$ ATTACHED	$ ATTACHED
REVENUES
Gross Revenues
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes — Payroll
Taxes — Real Estate
Taxes — Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Reorganization Items
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Glencrest Investment Advisors, Inc.
Profit & Loss
June 2009

Total
Income
CA Financial Ptnr Income	341.44
Fees Billed	5.67
Misc Asset Sales — Claremont	12,450.00
Rental Income Palm Desert	3,939.33

Total Income	$16,736.44
Expenses
Bank Charges	15.72
I 365 Data Storage	3,998.58
Office Expenses	115.00
Other General and Admin Expenses	-56.94
Rent — Claremont	15,025.78
Rent — Palm Desert	5,162.00
Taxes & Licenses	2,505.41
Utilities — Gas Co	49.52
Utilities — Phone and Data	682.12
Utilities — SCE	830.15
Utilities — Siemens	-700.73

Total Expenses	$27,626.61

Net Operating Income	$-10,890.17
Other Income
Other Income	0.00

Total Other Income	$0.00

Net Other Income	$0.00

Net Income	$-10,890.17

Glencrest Investment Advisors, Inc.
Profit & Loss
December 5, 2008 — June 30, 2009

Total
Income
Ameritrade Close Out	22,111.54
CA Financial Ptnr Income	2,519.55
Fees Billed	20.81
Misc Asset Sales — Claremont	23,977.00
Rental Income Palm Desert	23,636.04
Sublease — PFF	6,279.10
Trailer Income	3,263.56

Total Income	$81,807.60
Expenses
Bank Charges	200.21
Computek I.T.	1,275.00
I 365 Data Storage	13,942.51
Janitorial — Claremont	1,720.00
Janitorial — Palm Desert	560.00
Legal & Professional Fees	-7,097.45
Office Expenses	3,189.42
Other General and Admin Expenses	4,141.78
Payroll Expenses	27,603.90
Rent — Claremont	90,154.68
Rent — Palm Desert	30,972.00
Supplies	-233.34
Taxes & Licenses	2,505.41
U.S. Trustee	1,300.24
Utilities	2,500.98
Utilities — Gas Co	1,276.49
Utilities — Phone and Data	11,534.05
Utilities — SCE	4,759.87
Utilities — Siemens	848.52
Utilities — Water	15.14

Total Expenses	$191,169.41

Net Operating Income	$-109,361.81
Other Income
Other Income	6,525.59

Total Other Income	$6,525.59
Other Expenses
Miscellaneous	54.11

Total Other Expenses	$54.11

Net Other Income	$6,471.48

Net Income	$-102,890.33

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 6/1/09 — 6/30/09
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
	ATTACHED	ATTACHED
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$	$

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases — Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES	$	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings — Pre-Petition
Retained Earnings — Postpetition
Adjustments to Owner Equity (attach schedule)
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS EQUITY	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Glencrest Investment Advisors, Inc.
Balance Sheet
As of June 30, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	91,627.05
PFF Checking	0.00
Prepaid Rent — Claremont	0.00

Total Bank Accounts	$91,627.05

Total Current Assets	$91,627.05
Other Assets
Advances to Trust	80,000.00
Lease Deposit	3,578.00
Net Income/Loss GIS	58,822.00
Prepaid — Other	17,984.00
Prepaid A/P	23,437.00
Prepaid Rent & CAM — Claremont	0.00
Prepaid Rent — Palm Desert	0.00
Prin Rec FHLMC SEC Fixed	2,916.92
Property & Equipment	492,486.00
Utility Deposit	4,445.00
Valuation Allowance	-43,570.00

Total Other Assets	$640,098.92

TOTAL ASSETS	$731,725.97

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
125 Deductions	5,150.00
401K	469.00
Accrued Payroll	8,000.00
Accrued Vacation	34,313.00
Deferred Federal Inc Tax	93,597.00
Deferred State Franchise Tax	-137,167.00
Employer FICA Tax Payable	27.00
Fed Inc Tax W/H	178.00
Federal Employee FICA	27.00
Intercompany Payable	14,433.00
MISC Unapplied Funds	-224.00
Other Accrued Liability	40,000.00
State Tax W/H	34.00
Sublease Deposit	3,479.00

Total Long Term Liabilities	$62,316.00

Total Liabilities	$62,316.00
Equity
APIC	6,870,597.00
APIC — Retained Earnings	-6,206,986.00
Common Stock	3.00
Opening Balance Equity	-1.00
Retained Earnings	108,687.30
Net Income	-102,890.33

Total Equity	$669,409.97

TOTAL LIABILITIES AND EQUITY	$731,725.97

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 6/1/09 — 6/30/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local	NONE					NONE
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other:						NONE
Other:						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re: Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: June 1, 2009 — June 30, 2009
Explanation
Listing of Aged Accounts Payable
The Debtor had no aged accounts payable during the reporting period.

In re	Glencrest Investment Advisors, Inc.
Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging	NONE
0 - 30 days old	NONE
31 -60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes		No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X	[1]
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.			X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

[1]	Sale of furniture and equipment — $12,450.00.

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 6/1/09 — 6/30/09
MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.
Submit copy of report to any official committee appointed in the case.

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	7/21/09
Signature of Authorized Individual*	Date

Kevin McCarthy	CEO

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 6/1/09 — 6/30/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the “CURRENT MONTH — ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$24,992.84				$24,992.84		$25,725.04

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS

NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$.19				$.19			$82.15
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES								$650.24
COURT COSTS
TOTAL DISBURSEMENTS	$.19				$.19			$732.39

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(.19)				$(.19)			$(732.39)

CASH — END OF MONTH	$24,992.65				$24,992.65			$24,992.65

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$.19
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$.19

Account ******8192
Account Name PFF Real Estate Services, Inc.
Reconciliation As of Date 6/30/09

Balance per Bank		$24,992.65

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount

Total
Other (List)

Balance per Books		$24,992.65

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 6/1/09 — 6/30/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE
FORM MOR-1b
(04/07)

Bank of America LOGO

Account Number ******8192
CUSTOMER CONNECTION	01 01 152 01 M0000 E# 1
BANK OF AMERICA, N.A.	Last Statement: 05/29/2009
DALLAS, TEXAS 75283-2406	This Statement: 06/30/2009

Customer Service 1-800-342-7722
PFF REAL ESTATE SERVICES, INC.
DEBTOR IN POSSESSION #08-13130
1490 N CLAREMONT BLVD, SUITE 100	Page 1 of 2
CLAREMONT CA 91711
Bankruptcy Case Number: 0813130
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	05/30/2009 – 06/30/2009	Statement Beginning Balance	24,993.08
Number of Deposits/Credits	0	Amount of Deposits/Credits	.00
Number of Checks	1	Amount of Checks	.24
Number of Other Debits	1	Amount of Other Debits	.19

		Statement Ending Balance	24,992.65
Number of Enclosures	1

		Service Charge	.19
Withdrawals and Debits
Checks

Check		Date	Bank	Check		Date	Bank
Number	Amount	Posted	Reference	Number	Amount	Posted	Reference
1003	.24	06/01	6692020708
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
06/30		.19	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
05/29	24,993.08	24,993.08	06/30	24,992.65	24,992.65
06/01	24,992.84	24,992.84

PFF Real Estate Services, Inc.
Transaction Detail by Account
June 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
06/30/2009	General Journal	15			-SPLIT-	-0.19	-0.19

Total for B of A Checking						$-0.19
Bank Charges
06/30/2009	General Journal	15			-SPLIT-	0.19	0.19

Total for Bank Charges						$0.19

Journal Entry	Entry #: 15
Date: 06/30/2009

Account	Debit	Credit

Bank Charges	0.19
B of A Checking		0.19

Totals	0.19	0.19
Memo: June

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 6/1/09 — 6/30/09
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Cumulative Filing
	Month	to Date
	$ ATTACHED	$ ATTACHED
REVENUES
Gross Revenues
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes — Payroll
Taxes — Real Estate
Taxes — Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Reorganization Items
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

PFF Real Estate Services, Inc.
Profit & Loss
June 2009

Total
Income
Total Income
Expenses
Bank Charges	0.19

Total Expenses	$0.19

Net Operating Income	$-0.19

Net Income	$-0.19

PFF Real Estate Services, Inc.
Profit & Loss
December 5, 2008 — June 30, 2009

Total
Income
Total Income
Expenses
Bank Charges	82.15
U.S. Trustee	650.24

Total Expenses	$732.39

Net Operating Income	$-732.39
Other Income
Other Income	0.04

Total Other Income	$0.04

Net Other Income	$0.04

Net Income	$-732.35

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 6/1/09 — 6/30/09
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
	ATTACHED	ATTACHED
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$	$

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases — Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES	$	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings — Pre-Petition
Retained Earnings — Postpetition
Adjustments to Owner Equity (attach schedule)
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS EQUITY	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

PFF Real Estate Services, Inc.
Balance Sheet
As of June 30, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	24,992.65
PFF Checking	0.00

Total Bank Accounts	$24,992.65

Total Current Assets	$24,992.65

TOTAL ASSETS	$24,992.65

LIABILITIES AND EQUITY
Liabilities
Total Liabilities
Equity
APIC — Retained Earnings	-29,275.00
Common Stock	55,000.00
Opening Balance Equity	0.00
Retained Earnings
Net Income	-732.35

Total Equity	$24,992.65

TOTAL LIABILITIES AND EQUITY	$24,992.65

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 6/1/09 — 6/30/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

Amount
	Beginning Tax	Withheld or			Check No.	Ending Tax
Federal	Liability	Accrued	Amount Paid	Date Paid	__T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local	NONE					NONE
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Rent/Leases-Equipment						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other:						NONE
Other:						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re: PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: June 1, 2009 — June 30, 2009
Explanation
Listing of Aged Accounts Payable
The Debtor had no aged accounts payable during the reporting period.

In re	PFF Real Estate Services, Inc.
Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
NONE
Accounts Receivable Aging	NONE
0 - 30 days old	NONE
31 - 60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X